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                                    Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 20, 1998



                                 HORIZON BANCORP
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


        INDIANA                                        35-1562417
-----------------------------                       ------------------
State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization                       Identification No.)


               515 Franklin St., Michigan City, Indiana     46360
             ------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code 219-879-0211
                                                            ------------



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Item 5.  Other Events


         On October 20, 1998, the Board of Directors of Horizon Bancorp and Horizon Bank terminated the employment of the President and Chief Administrative Officer of Horizon Bancorp and Horizon Bank. This individual was a party to an employment contract dated January 1, 1997 which was filed as an exhibit to the December 31, 1996 Form 10-K. The severance benefits required under this contract will be recorded in the fourth quarter financial statements.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HORIZON BANCORP



Date:   October 29, 1998                     By: /s/ Diana E. Taylor
                                             -----------------------

                                             Name:  Diana E. Taylor
                                             Title: Sr. Vice President and Chief
                                                    Financial Officer